AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT
SUPPLEMENT DATED MARCH 5, 2007
TO STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 20, 2006

          Effective March 5, 2007, American International Life Assurance Company of New York ("AILife") is amending the Statement of Additional Information ("SAI") for the sole purpose of incorporating certain financial information of American International Group, Inc. ("AIG"), the parent company of AILife into the SAI.

          Beginning on page 8 of the SAI, under "Financial Statements", delete the paragraph under the subsection titled "Incorporation of AIG Financial Information" and replace it with the following new paragraph:

          We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2006, File No. 001-08787, filed on March 1, 2007, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP ("PwC"), an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.